Vanguard Real Estate Index Fund

Supplement to the Statement of Additional Information Dated May 25, 2017, revised September 26, 2017

Effective February 23, 2018, JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the custodian for Vanguard Real Estate Index Fund (the “Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

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Vanguard Marketing Corporation, Distributor.

SAI 051C 022018